UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): February 26, 2007

                 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


           Delaware                 000-51446            02-0636095
   (State of Incorporation)      (Commission File      (IRS employer
                                      Number)        identification no.)



        121 South 17th Street
          Mattoon, Illinois                          61938-3987
   (Address of principal executive offices)          (Zip code)


     Registrant's telephone number, including area code: (217) 235-3311

                               NOT APPLICABLE
        (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ]   Written communications pursuant to Rule 425 under the Securities
   Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   On February 26, 2007, Consolidated Communications Holdings, Inc. (the "Company") entered into Amendment No. 5 ("Amendment No. 5") to the Second Amended and Restated Credit Agreement dated as of February 23, 2005, as amended as of April 22, 2005, June 3, 2005, November 25, 2005 and July 28, 2006, among the Company, Consolidated Communications, Inc. and Consolidated Communications Acquisition Texas, Inc., as borrowers (the "Borrowers"), the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Cobank, ACB, as documentation agent, Credit Suisse First Boston ("CSFB") and Deutsche Bank Securities Inc., as co-syndication agents, and CSFB and Citigroup Global Markets Inc., as joint lead arrangers and joint book-runners (as amended, the "Credit Agreement"). Amendment No. 5 provides for, among other things, the following: (1) a decrease in the applicable margin on the amount of term D loans outstanding under the Credit Agreement, in the case of "ABR Loans" (as such term is defined in the Credit Agreement), from 100 basis points to 75 basis points, and in the case of "Eurodollar Loans" (as such term is defined in the Credit Agreement), from 200 basis points to 175 basis points, (2) an amendment to change the date, from November 15, 2006 to February 26, 2008, prior to which the Borrowers must pay a prepayment fee in connection with any prepayment under the Credit Agreement, and (3) an amendment that requires payment by the Borrowers of a prepayment fee to each "Non-Consenting Lender" (as such term is defined in the Credit Agreement) in connection with any amendment prior to February 26, 2008 to lower the applicable margin on the term D loans outstanding under the Credit Agreement.

   The description set forth above does not purport to be complete and is qualified in its entirety by the Amendment No. 5 filed herewith as
   Exhibit 10.1, and is incorporated into this report by reference.

   ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (d)  EXHIBITS.

   Exhibit No.    Description
   -----------    -----------
   10.1           Amendment No. 5 to the Second Amended and Restated
                  Credit Agreement dated as of February 23, 2005, as amended as of April 22, 2005, June 3, 2005, November
                  25, 2005 and July 28, 2006, among the Company,
                  Consolidated Communications, Inc. and Consolidated
                  Communications Acquisition Texas, Inc., as borrowers, the lenders referred to therein, Citicorp North
                  America, Inc., as administrative agent, Cobank, ACB, as documentation agent, Credit Suisse First Boston
                  ("CSFB") and Deutsche Bank Securities Inc., as co-syndication agents, and CSFB and Citigroup Global
                  Markets Inc., as joint lead arrangers and joint book-runners.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



   Date: March 2, 2007
                            Consolidated Communications Holdings, Inc.



                            By:  /s/ Steven L. Childers
                               ---------------------------------
                               Name: Steven L. Childers
                               Title: Chief Financial Officer







                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------
   10.1           Amendment No. 5 to the Second Amended and Restated
                  Credit Agreement dated as of February 23, 2005, as amended as of April 22, 2005, June 3, 2005, November
                  25, 2005 and July 28, 2006, among the Company,
                  Consolidated Communications, Inc. and Consolidated
                  Communications Acquisition Texas, Inc., as borrowers, the lenders referred to therein, Citicorp North
                  America, Inc., as administrative agent, Cobank, ACB, as documentation agent, Credit Suisse First Boston
                  ("CSFB") and Deutsche Bank Securities Inc., as co-syndication agents, and CSFB and Citigroup Global
                  Markets Inc., as joint lead arrangers and joint book-runners.